THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THIS NOTE IS REGISTERED WITH THE AGENT PURSUANT TO SECTION 10.4(B) OF THE PURCHASE AGREEMENT (AS DEFINED BELOW). TRANSFER OF ALL OR ANY PORTION OF THIS NOTE IS PERMITTED SUBJECT TO THE PROVISIONS SET FORTH IN SUCH SECTION 10.4(B) WHICH REQUIRE, AMONG OTHER THINGS, THAT NO TRANSFER IS EFFECTIVE UNTIL THE TRANSFEREE IS REFLECTED AS SUCH ON THE REGISTRY MAINTAINED WITH THE AGENT PURSUANT TO SUCH SECTION 10.4(B).

SECURED TERM NOTE

FOR VALUE RECEIVED, each of Cancable Inc., a corporation existing under the laws of the Province of Ontario ("**Cancable**") and Creative Vistas, Inc., a corporation existing under the laws of the State of Arizona ("**Creative**" and together with Cancable, the "**Companies**" and each individually a "**Company**") hereby jointly and severally promise to pay to Valens U.S. SPVI, LLC (the "**Holder**") or its registered assigns or successors in interest, the sum of Eight Hundred Thousand Dollars of the United States (U.S.$800,000), together with any accrued and unpaid interest hereon, on June 24, 2013 (the "**Maturity Date**") if not sooner indefeasibly paid in full.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the "**Purchase Agreement**") among Cancable, Creative, the Holder, each other Purchaser and LV Administrative Services, Inc., as administrative and collateral agent for the Purchasers (the "**Agent**" together with the Purchasers, collectively, the "**Creditor Parties**").

The following terms shall apply to this Secured Term Note (this "**Note**"):

ARTICLE 1
CONTRACT RATE AND AMORTIZATION

1.1 Contract Rate

Subject to Sections 2.2 and 3.10, interest payable on the outstanding principal amount of this Note (the "**Principal Amount**") shall accrue at a rate per annum equal to twelve percent (12%) (the "**Contract Rate**"). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on July 1, 2008, on the first business day of each consecutive calendar month thereafter and on the Maturity Date, whether by acceleration

or otherwise. The Contract Rate expressed as an annual rate of interest for the purposes of the *Interest Act* (Canada) shall be such rate multiplied by 365 (or, where the period for which the interest is being calculated includes February 29th, 366) and divided by 360.

1.2 Contract Rate Payments

The Contract Rate shall be calculated on the last business day of each calendar month hereafter until the Maturity Date and shall be subject to adjustment as set forth herein.

1.3 Principal Payments

Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Companies to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

1.4 Optional Redemption

The Companies will have the option of prepaying the outstanding Principal Amount ("**Optional Redemption**"), in whole or in part, by paying to the Holder a sum of money equal to the Principal Amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement (the "**Redemption Amount**") on the day written notice of redemption (the "**Notice of Redemption**") is given to the Holder. The Notice of Redemption shall specify the date for such Optional Redemption (the "**Redemption Payment Date**"), which date shall be seven (7) business days after the date of the Notice of Redemption (the "**Redemption Period**"). On the Redemption Payment Date, the Redemption Amount shall be paid in good funds to the Holder. In the event the Companies fail to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Notice of Redemption will be null and void.

1.5 Taxes

(a) Any and all payments by the Companies hereunder, including any amounts received on redemption of the Note and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, imposed by Canada or any jurisdiction of Canada, excluding net income or franchise taxes of the Holder (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "**Taxes**"). If any Company shall be required to deduct any Taxes from or in respect of any sum payable hereunder to the Holder, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.5) the Holder shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Company shall make such deductions and

(iii) such Company shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

(b) In addition, each Company agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies in Canada or any jurisdiction of Canada that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Note ("**Other Taxes**"). Each Company shall deliver to the Holder official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to the Holder.

(c) The Companies hereby jointly and severally indemnify and agree to hold the Holder harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 1.5) paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefor specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

(d) The obligations of the Companies under this Section 1.5 shall survive the termination of this Note and the payment of this Note and all other amounts payable hereunder.

ARTICLE 2
EVENTS OF DEFAULT

2.1 Events of Default

The occurrence of any of the following events set forth in this Section 2.1 shall constitute an event of default ("**Event of Default**") hereunder:

(a) Failure to Pay. The Companies fail to pay when due any instalment of principal, interest or other fees hereon in accordance herewith, or the Companies fail to pay when due any amount due under any other promissory note issued by a Company, and in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

(b) Breach of Covenant. The Companies breach any covenant or any other term or condition of this Note or the Purchase Agreement in any material respect, or a Company or any of its Subsidiaries breaches any covenant or any other term or condition of any Related Agreement in any material respect and, any such case, such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

(c) Breach of Representations and Warranties. Any representation or warranty made by a Company in this Note or Purchase Agreement, or by a Company or any of its Subsidiaries in any Related Agreement, shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

(d) Receiver or Trustee. A Company or any of its Subsidiaries shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(e) Judgments. Any money judgment, writ or similar final process shall be entered or filed against a Company or any of its Subsidiaries or any of their respective property or other assets for more than USD250,000, and shall remain unvacated, unbonded or unstayed for a period of sixty days.

(f) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted (i) by a Company or any of its Subsidiaries or (ii) against a Company or any of its Subsidiaries and, solely in the case of this clause (ii), remains undismissed for a period of 60 days.

(g) Failure to Deliver Replacement Note. The Companies shall fail to deliver a replacement Note to Holder within seven (7) business days following the required date of such issuance pursuant to this Note, the Purchase Agreement or any Related Agreement (to the extent required under such agreements).

(h) Default Under Related Agreements or Other Agreements. The occurrence and continuance of (i) any Event of Default (as defined in the Purchase Agreement or any Related Agreement), (ii) any Event of Default under and as defined in any of (x) that certain Secured Convertible Term Note issued by Creative to Laurus Master Fund, Ltd. (**"Laurus"**), dated September 30, 2004 (as amended, modified or supplemented from time to time, the **"2004 Term Note"**), (y) the Purchase Agreement referred to in the 2004 Term Note (as amended, modified or supplemented from time to time, the **"2004 Purchase Agreement"** and/or (z) any Related Agreement referred to in the 2004 Purchase Agreement, as each may be amended, modified or supplemented from time to time, (iii) any Event of Default under and as defined in any of (x) that certain Security Agreement, dated as of September 30, 2004, by and among Creative, certain subsidiaries of Creative and Laurus (as amended, modified or supplemented from time to time, the **"2004 Security Agreement"**) and/or (y) any Ancillary Agreement referred to in the 2004 Security Agreement (as each may be amended, modified or supplemented from time to time; (iv) any Event of Default under and as defined in any of (x) that certain Security Purchase Agreement, dated as of December 31, 2005, by and among Cancable, Cancable Holding Corp. and Laurus (as amended, modified or supplemented from time to time, the **"2005 Purchase Agreement"**), (y) that certain Secured Term Note issued by Cancable to Laurus, dated December 31,

2005 (as amended, modified or supplemented from time to time, the "**2005 Term Note**") and/or (z) any Related Agreement referred to in the 2005 Purchase Agreement, as each may be amended, modified or supplemented from time to time; (v) any Event of Default under and as defined in any of (w) that certain Secured Term Note issued by Creative to Laurus, dated on or about February 13, 2006 (as amended, modified or supplemented from time to time, the "**Creative Term Note**"), (x) that certain Secured Term Note issued by Iview Digital Solutions Inc. to Laurus, dated on or about February 13, 2006 (as amended, modified or supplemented from time to time, the "**Iview 2006 Term Note**"), (y) the Purchase Agreement referred to in each of the Creative 2006 Term Note and the Iview 2006 Term Note (as amended, modified or supplemented from time to time, the "**2006 Purchase Agreement**") and/or (z) any Related Agreement referred to in the 2006 Purchase Agreement, as each may be amended, modified or supplemented from time to time and/or (vi) any event of default (or similar term) under any other indebtedness.

(i) Change of Control. Any person or company (other than the Holder) or any person or company acting jointly or in concert with any person or company (other than the Holder) is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the *Exchange Act*), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of Creative or (ii) the Board of Directors of Creative shall cease to consist of a majority of the Board of Directors of Creative on the date hereof (or directors appointed by a majority of the Board of Directors in effect immediately prior to such appointment).

2.2 Default Interest

Following the occurrence and during the continuance of an Event of Default, the Companies shall pay additional interest on the outstanding principal balance of this Note in an amount equal to eighteen percent (18%) per annum, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

2.3 Default Payment

Following the occurrence and during the continuance of an Event of Default, the Agent may demand repayment in full of all obligations and liabilities owing by the Companies to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement (including , without limitation, accrued but unpaid interest, all other fees then remaining unpaid and all other amounts payable hereunder) and/or may elect, in addition to all rights and remedies of the Agent under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Companies under the Purchase Agreement and the other Related Agreements, to require the Companies to make a Default Payment ("**Default Payment**"). The Default Payment shall be one hundred and twenty percent (120%) of the outstanding principal amount of this Note. The Default Payment shall be due and payable immediately on the date that the Agent has demanded payment of the Default Payment pursuant to this Section 2.3. Any

payment by a Company of the Default Payment shall not derogate in any way whatsoever from such Company's obligation hereunder to repay the outstanding principal amount of this Note.

ARTICLE 3
MISCELLANEOUS

3.1 Cumulative Remedies

The remedies under this Note shall be cumulative.

3.2 Failure or Indulgence Not Waiver

No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.3 Notices

Any notice herein required or permitted to be given shall be given in writing in accordance with the terms of the Purchase Agreement.

3.4 Amendment Provision

The term "**Note**" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

3.5 Assignability

This Note shall be binding upon each Company and its respective successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. No Company may assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

3.6 Cost of Collection

In case of the occurrence of an Event of Default under this Note, the Companies shall pay the Holder the Holder's reasonable costs of collection, including reasonable attorneys' fees.

3.7 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN EACH COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT EACH COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS (AS DEFINED IN THE MASTER SECURITY AGREEMENT), TO REALIZE ON THE COLLATERAL (AS DEFINED IN THE MASTER SECURITY AGREEMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO EACH COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) EACH COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER

ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND EACH COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

3.8 Judgment Currency

If, for the purpose of obtaining or enforcing judgment against a Company in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the "**Judgment Currency**") an amount due under this Note in any currency (the "**Obligation Currency**") other than the Judgment Currency, the conversion shall be made at the Exchange Rate prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the "**Judgment Conversion Date**").

If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, such Company shall pay such adjusted amount as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date. Any amount due from such Company under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Note. "**Exchange Rate**" means, in relation to any amount of currency to be converted into another currency pursuant to this Section 3.8, the relevant exchange rate as published in the Wall Street Journal on the relevant date of calculation.

3.9 Severability

In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

3.10 Maximum Payments

Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the

event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by a Company to the Holder and thus refunded to such Company.

3.11 Security Interest

The Agent, for the ratable benefit of the Creditor Parties, has been granted a security interest in certain assets of the Companies as more fully described in the Master Security Agreement and the other Related Agreements. The obligations of the Companies under this Note are guaranteed by certain affiliates of the Companies pursuant to the Guarantee dated as of the date hereof granted by Cancable Holding Corp., Cancable, Inc., Iview Digital Solutions Inc., Iview Holding Corp., Creative Vistas Acquisition Corp., A.C. Technical Systems, Ltd., 2141306 Ontario Inc., Cancable XL Inc. and XL Digital Services Inc.

3.12 Construction; Counterparts

Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favour any party against the other. This Note may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

3.13 Registered Obligation

This Note shall be registered (and such registration shall thereafter be maintained) as set forth in Section 10.4(b) of the Purchase Agreement. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Companies of this Note to the new holder or the issuance by the Companies of a new instrument to the new holder or (ii) registration of such holder as an assignee in accordance with Section 9.4(b) of the Purchase Agreement.

3.14 Currency

Unless otherwise specified herein, all statements of or references to dollar amounts in this agreement shall mean lawful money of the United States.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, each Company has caused this Secured Term Note to be signed in its name effective as of this 24th day of June, 2008.

CANCABLE INC. (Ontario)

By: ______________________
Name: SAYAN NAVARATNAM
Title: CHAIRMAN

CREATIVE VISTAS, INC. (Arizona)

By: ______________________
Name: DOMINIC BURNS
Title: CEO

ACKNOWLEDGED BY:

CANCABLE HOLDING CORP. (Delaware)

By: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

CANCABLE, INC. (Nevada)

By: ______________________
Name: ROSS JEPSON
Title: President

CREATIVE VISTAS ACQUISITION CORP. (Ontario)

By: ______________________
Name: SAYAN NAVARATNAM
Title: President

IN WITNESS WHEREOF, each Company has caused this Secured Term Note to be signed in its name effective as of this 24th day of June, 2008.

CANCABLE INC. (Ontario)

By: ____________________________
Name: SAYAN NAVARATNAM
Title: CHAIRMAN

CREATIVE VISTAS, INC. (Arizona)

By: ____________________________
Name: DOMINIC BURNS
Title: CEO

ACKNOWLEDGED BY:

CANCABLE HOLDING CORP. (Delaware)

By: ____________________________
Name: SAYAN NAVARATNAM
Title: CEO

CANCABLE, INC. (Nevada)

By: ____________________________
Name: ROSS JEPSON
Title: President

CREATIVE VISTAS ACQUISITION CORP. (Ontario)

By: ____________________________
Name: SAYAN NAVARATNAM
Title: President

IVIEW DIGITAL VIDEO SOLUTIONS INC. (Canada)

By: ______________________
Name: SAYAN NAVARATNAM
Title: President

A.C. TECHNICAL SYSTEMS LTD.

By: ______________________
Name: DOMINIC BURNS
Title: CEO

IVIEW HOLDING CORP. (Delaware)

By: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

2141306 ONTARIO INC. (Ontario)

By: ______________________
Name: MARK THOMPSON
Title: President

CANCABLE XL INC. (Ontario)

By: ______________________
Name: Ross Jepson
Title: President

XL DIGITAL SERVICES INC. (Ontario)

By: ______________________
Name: Ross Jepson
Title: President

IVIEW DIGITAL VIDEO SOLUTIONS INC. (Canada)

By: ____________________
Name: SAYAN NAVARATNAM
Title: President

A.C. TECHNICAL SYSTEMS LTD.

By: ____________________
Name: DOMINIK VERKINS
Title: CEO

IVIEW HOLDING CORP. (Delaware)

By: ____________________
Name: SAYAN NAVARATNAM
Title: CEO

2141306 ONTARIO INC. (Ontario)

By: ____________________
Name: MARK THOMPSON
Title: President

CANCABLE XL INC. (Ontario)

By: ____________________
Name: Ross Jepson
Title: President

XL DIGITAL SERVICES INC. (Ontario)

By: ____________________
Name: HEUNG HUNG LEE
Title: DIRECTOR